INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 18:-     INCOME TAXES

a.	Israeli taxation:

1.	Corporate tax rate: Israeli corporate tax rate in 2011, 2012 and 2013 was 24%, 25% and 25%, respectively. Commencing January 1, 2014, the Israeli corporate tax rate was increased to 26.5%.

2.
Measurement of taxable income:

On February 26, 2008, the Israeli Parliament enacted the Income Tax Law (Inflationary Adjustments) (Amendment 20) (Restriction of Effective Period), 2008 (Inflationary Adjustments Amendment). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law will cease at the end of the 2007 tax year, and as of the 2008 tax year, the provisions of the Law shall no longer apply, other than the transitional provisions intended at preventing distortions in the tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes will no longer be adjusted to a real (net of inflation) measurement basis.  Furthermore, the depreciation of inflation immune assets and carried forward tax losses will no longer be linked to the Israeli Consumer Price Index.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above difference between the reporting currency and the tax basis of assets and liabilities.

3.
Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.
Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (Law) (see Item10.E. "Taxation - Israeli Taxation" for more information):

The Company has been granted the status of "Privileged Enterprise" according to the Amendment to the Law, for eligible investments ended in 2005, 2007,2009 and 2012 ("Programs"). Those mentioned years are considered to be the election years for tax benefits under the Law.

In accordance with the Law the Company has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom, the earlier of, a period of 10 years starting in the year in which the Company first generates taxable income or 12 years starting the election year.

As a "Privileged Enterprise" under the Law in Israel, the Company is partly exempt from taxes on income derived from its ""Privileged Enterprise," and the Company is obligated to pay taxes on income from other sources, which are not integral to its "Privileged Enterprise".

In addition, it should be noted that some Israeli subsidiaries have a "Privileged Enterprise" status and are exempt from taxes on income derived from their  "Privileged Enterprise" status. The tax consequences of such status are not significant to the Company.

Out of the Company's retained earnings as of December 31, 2013, approximately $299,238 is tax-exempt earnings attributable to its Approved Enterprise and Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track". Under the Law, tax-exempt income generated under the Approved or Privileged Enterprise status will be taxed upon dividend distribution or complete liquidation, whereas in accordance with the Law, tax exempt income generated under the Approved Enterprise status will be taxed upon dividend distribution.

On October 27, 2013, the Company agreed to pay approximately $4 million to the Israeli Tax Authority to free up "trapped profits" in accordance with the Trapped Profits Law.   This payment gives the Company flexibility to use profits derived from its "Approved Enterprise" or "Privileged Enterprise" programs to undertake future business transactions, such as dividends, share buyback, or mergers and acquisitions, up to a limit of approximately $63.7 million without incurring any additional Israeli taxes.

As of December 31, 2013, if the income attributed to the Approved Enterprise and Privileged Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $33,981, excluding approximately $4 million that was paid in accordance to the Trapped Profit Low, as mentioned above. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should the Company fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" and/or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate of 25%.

b.	Non-Israeli subsidiaries: Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The Corporate income tax rate of significant jurisdictions are as follows:

Tax Rate

Australia	30%
Canada (*)	15%
Germany	28%
Hong Kong	16.5%
Japan	39.6%
Spain	30%
United States (*)	35%

*)	Federal.

c.	Deferred taxes:

Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2013	2012

Net operating loss carryforward	$44,440	$50,525
Tax credits	6,079	3,080
Share-based compensation costs	248	2,487
Company's capital losses carryforward (1)	20,087	15,630
Bad debt reserve	868	831
Deferred revenues	2,278	1,907
Obsolete inventory Reserve	821	639
Intangible Assets - Patents	1,132	1,200
Other temporary differences	3,186	2,474

Total deferred tax asset before valuation allowance	79,139	78,773
Valuation allowance	(51,561)	(52,530)

Total deferred tax asset	27,578	26,243

Intangible assets acquired	(5,142)	(7,682)

Total deferred tax liability	(5,142)	(7,682)

Net deferred tax asset (2)	$22,436	$18,561

(1)	The Company has capital loss carryforwards resulting mainly from the difference between the reporting currency and the tax basis of the investments in Marketable securities.

(2)	Net deferred tax asset (liability) is recorded in the following balance sheet line items:

	December 31,
	2013	2012

Current Assets	$6,939	$3,266

Deferred tax assets	17,927	18,390
Deferred tax liability	(2,430)	(3,095)

Net deferred tax asset	$22,436	$18,561

At December 31, 2013, the Company's U.S. subsidiaries had cumulative net operating losses (NOL) for US federal and state income tax return purposes of $80,271 and $68,198 respectively. The federal NOL carryforwards expire between 2025 and 2031. The state NOL carryforwards begin to expire in 2014. The federal and state NOL carryforwards for tax return purposes are $38,170 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The Company has available Israeli carryforward capital tax losses of $63,691 and $42,396 in 2013 and 2012, respectively. The Company has Israeli available carryforward net operating tax losses of $98,919 and $71,650 in 2013 and 2012, respectively to offset against future tax profits for an indefinite period.

Changes in tax laws and rates may affect recorded deferred tax assets and liabilities and the Company's effective tax rate in the future. The American Taxpayer Relief Act of 2012 (Act) was signed into law on January 2, 2013. Because a change in tax law is accounted for in the period of enactment, certain provisions of the Act benefiting the Company's 2012 U.S. federal taxes, including the research and experimentation credit, could not be recognized in the Company's 2012 financial results and instead have be reflected in the Company's 2013 financial results.

At December 31, 2013, the Company's U.S. subsidiaries had available federal research and development (R&D) tax credit carryforwards of approximately $2,387 expiring between 2026 and 2033, capital loss carryforwards of $9,169 expiring in 2017, and alternative minimum tax credits of approximately $655 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $1,081. Federal and state R&D credit carryforwards for tax return purposes are $430 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity.  For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $51,561 and $52,530 at December 31, 2013 and 2012, respectively. The Company's U.S. subsidiary recorded in 2013 a valuation allowance release of $7,935 on the basis of management's reassessment of the amount of its deferred tax assets that are more likely than not to be realized.  The Company's estimate of future book-taxable income considers all available evidence, both positive and negative, about its operating businesses and investments, included an aggregation of individual projections for each significant operating business and investment, estimated apportionment factors for state and local taxing jurisdictions and included all future years that the Company estimated it would have available net operating loss carryforwards ("NOLs").

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following:  (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future periods, and (iv) expected future results of operations.

No amount for income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximate $7,557 of accumulated foreign earnings to be indefinitely reinvested. The Company expects existing domestic cash and short-term investments and cash flows from operations to continue to be sufficient to fund the operating activities and cash commitments for investing and financing activities, and capital expenditures, for at least the next 12 months and thereafter for the foreseeable future. Determination of the amount of income tax liability that would be incurred is not practicable.

d.	Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2012 through December 31, 2013, were as follows:

Gross tax liabilities at January 1, 2012	$8,862

Additions based on tax positions related to the current year	6,917
Additions for tax positions of prior years	-
Reductions due to settlements with tax authorities	-
Reductions for positions of prior years	(960)

Gross tax liabilities at December 31, 2012	14,819

Additions based on tax positions related to the current year	5
Additions for tax positions of prior years	5
Reductions due to settlements with tax authorities	(12,552)
Reductions for positions of prior years	(158)

Gross tax liabilities at December 31, 2013	$2,119

Included in the balance of tax contingencies for uncertain tax positions at December 31, 2013 was approximately $2,119 of unrecognized tax benefits that, if recognized, would affect the annual effective income tax rate. The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheet.

The liability for unrecognized tax benefits as of December 31, 2013 and 2012 included accrued interest of $ 213 and $ 158, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2013:

Israel	-	2012 - present
United States	-	2010 - present
Australia	-	2009 - present
Germany	-	2009 - present
Canada	-	2009 - present
Japan	-	2010 - present
Spain	-	2009 - present

e.	Loss before taxes on income:

	Year ended December 31,
	2013	2012	2011

Domestic	$(14,289)	$(21,890)	$(24,353)
Foreign	8,196	15,047	(23,453)

	$(6,093)	$(6,843)	$(47,806)

f.	Taxes on income:

	Year ended December 31,
	2013	2012	2011
Current taxes:
Domestic	$(6,338)	$6,782	$592
Foreign	2,084	780	3,531

	(4,254)	7,562	4,123
Deferred taxes:
Domestic	(140)	(207)	(153)
Foreign	(3,246)	(11,857)	(26)

	(3,386)	(12,064)	(179)

Taxes on income (tax benefit)	$(7,640)	$(4,502)	$3,944

g.	The reconciliation from the federal statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2013	2012	2011

Loss before taxes on income	$(6,093)	$(6,843)	$(47,806)

Statutory tax rate	25%	25%	24%

Theoretical tax benefits on the above amount at the Israeli statutory tax rate	$(1,523)	$(1,711)	$(11,473)
Increase in taxes resulting from "Privileged Enterprise" benefits	-	-	3,625
Difference in basis of measurement for tax purpose	1,288	2,984	(947)
Change in valuation allowance, net	(969)	(12,176)	19,151
Non-deductible stock-based compensation	1,485	122	511
Non-deductible expenses	492	257	(1,759)
State deferred taxes	2,363	(400)	(492)
Increase (decrease) in taxes resulting from tax settlement with tax authorities	(8,925)	-	697
Difference in tax rates	(1,667)	4,118	(3,161)
Tax contingencies	(111)	5,929	554
Return to provision	(16)	(3,449)	(2,915)
Pre-paid taxes	-	-	1,001
Others	(57)	(176)	(848)

Actual tax expense (benefit)	$(7,640)	$(4,502)	$3,944